UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 27, 2004


                                KIRBY CORPORATION
             (Exact name of registrant as specified in its charter)

             NEVADA                      1-7615                 74-1884980
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


      55 WAUGH DRIVE, SUITE 1000                                   77007
           HOUSTON, TEXAS                                        (Zip Code)
(Address of principal executive offices)


               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (713) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02.     Results of Operations and Financial Condition

     On October 27, 2004, Kirby Corporation ("Kirby") issued a press release announcing earnings for the three months and nine months ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report.

     EBITDA, a non-GAAP financial measure, is used in the press release. Kirby defines EBITDA as net earnings before interest expense, taxes on income, depreciation and amortization. Kirby has historically evaluated its operating performance using numerous measures, one of which is EBITDA. EBITDA is presented because of its wide acceptance as a financial indicator. EBITDA is one of the performance measures used in Kirby's incentive bonus plan. EBITDA is also used by rating agencies in determining Kirby's credit rating and by analysts publishing research reports on Kirby, as well as by investors and investment bankers generally in valuing companies. A quantitative reconciliation of EBITDA to GAAP net earnings for the 2004 and 2003 third quarters and first nine months is included in the press release.


Item 9.01.     Financial Statements and Exhibits
          (c)  Exhibits:
               99.1 Press release dated October 27, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   KIRBY CORPORATION
                                   (Registrant)

                                   By:     /s/ NORMAN W. NOLEN
                                      -------------------------------------
                                               Norman W. Nolen
                                      Executive Vice President, Treasurer
                                        and Chief Financial Officer

Dated:  October 28, 2004

                                  EXHIBIT INDEX


Exhibit 99.1   Press release dated October 27, 2004


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